Q1 FY 2017 Investor Call Greg Dougherty Chief Executive Officer November 1, 2016 Pete Mangan Chief Financial Officer

© 2016 Oclaro, Inc. Safe Harbor Statement This presentation, in association with Oclaro’s first quarter of fiscal year 2017 financial results conference call, contains statements about management’s future expectations, plans or prospects of Oclaro and its business, and together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning (i) financial guidance for the fiscal quarter ending December 31, 2016 regarding revenues, non-GAAP gross margin, and non-GAAP operating income, (ii) the growth of Oclaro’s 100G and beyond product revenues, and (iii) Oclaro’s future financial performance and operating prospects. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “outlook,” “could,” “target,” “model,” "objective," and other words and terms of similar meaning in connection with any discussion of future operations or financial performance. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including (i) our ability to timely develop, commercialize and ramp the production of new products to customer required volumes, (ii) our ability to respond to evolving technologies, customer requirements and demands, and product design challenges, (iii) our dependence on a limited number of customers for a significant percentage of our revenues, (iv) our manufacturing yields, (v) the risks associated with delays, disruptions or quality control problems in manufacturing, (vi) our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses, (vii) competition and pricing pressure, (viii) our ability to meet or exceed our gross margin expectations, (ix) our ability to effectively manage our inventory, (x) the effects of fluctuations in foreign currency exchange rates, (xi) our dependence on a limited number of suppliers and key contract manufacturers, (xii) our ability to have our manufacturing lines qualified by our customers, (xiii) the impact of financial market and general economic conditions in the industries in which we operate and any resulting reduction in demand for our products, (xiv) the absence of long-term purchase commitments from the majority of our long-term customers, (xv) our ability to conclude agreements with our customers on favorable terms, (xvi) our ability to continue increasing the percentage of sales associated with our new products, (xvii) our ability to attract and retain key personnel, (xviii) the outcome of tax audits or similar proceedings, (xix) our ability to maintain or increase our cash reserves and obtain debt or equity-based financing on acceptable terms or at all, (xx) the risks associated with our international operations, (xxi) the outcome of pending litigation against us, and (xxii) other factors described in our most recent annual report on Form 10-K and other documents we periodically file with the SEC.

© 2016 Oclaro, Inc. Financial Results $ in Millions Q116 Q416* Q117 Total Revenues 87.6 125.2 135.5 Gross Profit (non-GAAP) (1) 23.2 40.6 46.6 Gross Margin % 26.4% 32.4% 34.4% R&D (non-GAAP) 10.5 12.4 12.7 SG&A (non-GAAP) 12.3 13.4 13.1 Non-GAAP Operating Income (Loss) 0.4 14.9 20.9 Non-GAAP Net Income (Loss) (1.6) 14.4 20.0 Adjusted EBITDA 4.2 19.2 25.6 (1) See reconciliation to comparable GAAP numbers in financial tables of press release dated November 1, 2016. * Q416 was a 14 week quarter

© 2016 Oclaro, Inc. Trended Financial Results (Non-GAAP) * Q416 was a 14 week quarter *

© 2016 Oclaro, Inc. Revenue By Product Group $ in Millions Q116 Q216 Q316 Q416* Q117 100G+ Transmission 40.8 49.5 58.6 79.7 97.8 40G & Lower Transmission 46.7 44.6 42.5 45.5 37.7 Total Revenues 87.5 94.1 101.1 125.2 135.5 Percent of Total 100G+ Transmission 47% 53% 58% 64% 72% 40G & Lower Transmission 53% 47% 42% 36% 28% $ in Millions Q116 Q216 Q316 Q416 Q117 Datacom/Client Side 47.5 51.0 53.4 65.5 68.4 Telecom/Line Side 40.0 43.1 47.7 59.7 67.1 Total Revenues 87.5 94.1 101.1 125.2 135.5 Percent of Total Datacom/Client Side 54% 54% 53% 52% 50% Telecom/Line Side 46% 46% 47% 48% 50% * Q416 was a 14 week quarter

© 2016 Oclaro, Inc. Q2 FY2017 Guidance $ in Millions Guidance Ranges Revenues $146 million - $154 million Non-GAAP Gross Margin % 33% – 36% Non-GAAP Operating Income $22 million - $26 million Guidance provided on November 1, 2016 for the quarter ending December 31, 2016.

© 2015 Oclaro, Inc.© 2016 Oclaro, Inc Thank You For more information, visit us at www.oclaro.com. Follow us on @OclaroInc and LinkedIn.